                                                                      EXHIBIT 21
                                                                     PAGE 1 OF 2


UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY


                                                                        STATE OR                      PERCENTAGE
                                                                      JURISDICTION                    OF VOTING
                                                                      UNDER LAWS OF                  SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                  WHICH ORGANIZED                    OWNED
-----------------------------------                                  ---------------                 -----------
Union Planters Corporation (Registrant)                                 Tennessee
Union Planters Holding Corporation(a)                                   Tennessee                      100.00%
  Union Planters Bank, National Association (b)                         United States                  100.00%
      Leader Enterprises, Inc. (c & g)                                  Tennessee                      100.00%
      Leader Services, Inc.(c & g)                                      Tennessee                      100.00%
      Leader Federal Mortgage, Inc. (c & g)                             Tennessee                      100.00%
           ASMI, LLC (d)                                                Indiana                         50.00%
      Leader Leasing, Inc.(c)                                           Delaware                       100.00%
      Leader Funding Corporation III (c)                                Delaware                       100.00%
      PFIC Corporation (c)                                              Tennessee                      100.00%
           PFIC Securities Corporation (e)                              Tennessee                      100.00%
           PFIC Alabama Agency, Inc. (e)                                Alabama                        100.00%
           PFIC Georgia Agency, Inc. (e)                                Georgia                        100.00%
           PFIC Agency New Mexico, Inc.(e)                              New Mexico                     100.00%
           PFIC Corporation of Kentucky (e)                             Kentucky                       100.00%
           PFIC Agency, Inc.(e)                                         Illinois                       100.00%
           PFIC Arkansas Agency, Inc.(e)                                Arkansas                       100.00%
           PFIC Mississippi Agency, Inc. (e)                            Mississippi                    100.00%
           PFIC Michigan Agency, Inc.(e)                                Michigan                       100.00%
           PFIC Wisconsin Agency, Inc.(e)                               Wisconsin                      100.00%
           PFIC Wisconsin Agency, Inc.(e                                Louisiana                      100.00%
           PFIC Missouri Agency, Inc.(e)                                Missouri                       100.00%
           PFIC Virginia Agency, Inc.(e)                                Virginia                       100.00%
           PFIC Oregon Agency, Inc.(e)                                  Oregon                         100.00%
           PFIC Ohio Agency, Inc.(e)                                    Ohio                           100.00%
           PFIC Nevada Agency, Inc.(e)                                  Nevada                         100.00%
           PFIC New York Agency, Inc. (e)                               New York                       100.00%
           PFIC Tennessee Agency, Inc. (e)                              Tennessee                      100.00%
           PFIC Arizona Agency, Inc. (e)                                Arizona                        100.00%
           Union Planters Insurance Agency, Inc. (e)                    Alabama                        100.00%
           Navigator Agency Incorporated (e)                            Texas                          100.00% indirectly
           PFIC Indiana Agency, Inc. (e)                                Indiana                        100.00%
           PFIC Florida Agency, Inc. (e)                                Florida                        100.00%
           PFIC Pennsylvania Agency, Inc. (e)                           Pennsylvania                   100.00%
           Union Planters Insurance Agency, Inc.(e and g)               Arkansas                       100.00%
           Union Planters Insurance Agency, Inc. (e)                    Tennessee                      100.00%
                MarTech, Inc. (v)                                       Ohio                            22.00%
           Union Planters Insurance Agency of Florida, Inc. (e)         Florida                        100.00%
           MGI Group, Inc. (e)                                          Missouri                       100.00%
                Magna Invest, Inc. (n and g)                            Missouri                       100.00%
                Magna Insurance Agency, Inc. (n and g)                  Missouri                       100.00%
           Inbank Group, Inc. (e)                                       Missouri                       100.00%
                Inbank Insurance Agency (o)                             Missouri                       100.00%
           Union Planters Insurance Agency, Inc.(e)                     Mississippi                    100.00%
           Magna Insurance Company (e)                                  Mississippi                    100.00%
           PFIC Iowa Agency, Inc. (e)                                   Iowa                           100.00%

                                                                      EXHIBIT 21
                                                                     PAGE 2 OF 2


UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY


                                                                       STATE OR                      PERCENTAGE
                                                                      JURISDICTION                    OF VOTING
                                                                      UNDER LAWS OF                  SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                  WHICH ORGANIZED                    OWNED
-----------------------------------                                  ---------------                 -----------
           Union Planters Insurance Agency, Inc. (e)                  Iowa                            100.00%
        Union Planters Mortgage Finance Corporation (c)               Delaware                        100.00%
        Colonial Loan Association (c)                                 Tennessee                       100.00%
        Union Planters PMAC, Inc.(c)                                  Mississippi                     100.00%
        Capital Equity Corporation (c)                                Louisiana                       100.00%
        Millcreek Development Partnership, LP (c)                     Tennessee                        49.50%
        Colonial Apartments LTD (c)                                   Florida                          98.00%
        Interdevco, Inc. (c)                                          Florida                         100.00%
        Capital Factors Holding, Inc.(c)                              Florida                         100.00%
           Capital Factors, Inc. (j)                                  Florida                         100.00%
                CF Funding Corp (k)                                   Delaware                        100.00%
                Capital Tempfunds, Inc. (k)                           North Carolina                  100.00%
           CF One, Inc. (j)                                           Delaware                        100.00%
           CF Investor Corp (j)                                       Delaware                        100.00%
                CF Two, LLC (l)                                       Delaware                        100.00%
        TFB Properties, Inc. (c)                                      Florida                         100.00%
        Magna Data Services, Inc. (c)                                 Missouri                        100.00%
        Quatre, Corp. (c)                                             Missouri                        100.00%
        UPB Investments, Inc.(c)                                      Tennessee                       100.00%
           MICB, Inc. (p)                                             Delaware                        100.00%
           UPIB, Inc. (p)                                             Delaware                        100.00%
  Peoples First Acquisition Corp. (b)                                 Kentucky                        100.00%
Franklin Financial Group, Inc. (a)                                    Tennessee                       100.00%
      Union Planters Bank of the Lakeway Area (f)                     Tennessee                       100.00%
Union Planters Bank of Northwest TN FSB (a)                           United States                   100.00%
Tennessee Equity Mortgage Corporation (a and g)                       Tennessee                       100.00%
Guardian Realty Company (a and g)                                     Alabama                         100.00%
Union Planters Capital Trust A (a)                                    Delaware                        100.00%

--------------------------
(a)   Subsidiary of Union Planters Corporation
(b)   Subsidiary of Union Planters Holding Corporation
(c)   Subsidiary of Union Planters Bank, National Association
(d)   Subsidiary of Leader Federal Mortgage, Inc.
(e)   Subsidiary of PFIC Corporation
(f)   Subsidiary of Franklin Financial Group
(g)   Inactive subsidiary
(j)   Subsidiary of Capital Factors Holding, Inc
(k)   Subsidiary of Capital Factors, Inc.
(l)   Subsidiary of CF Investor Corp.
(n)   Subsidiary of MGI Group, Inc.
(o)   Subsidiary of Inbank Group, Inc.
(p)   Subsidiary of UPB Investments, Inc.
(v)   Subsidiary of Union Planters Insurance Agency, Inc.